UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2009

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TREATY ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

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Nevada	000-28015	86-0884116
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

440 Louisiana, Suite 1400

Houston, Texas 77002

(Address of principal executive offices)(Zip Code)

(713) 425-5377

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 19, 2009, the Company’s President (Ronda Hyatt), Secretary (David Hallin), and Treasurer (Gary Dunham) resigned their respective positions. The Company accepted the resignations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY ENERGY CORPORATION
(Registrant)

By:	/s/ RANDALL NEWTON
Randall Newton
Chief Executive Officer

Dated:

September 22, 2009

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